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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 9, 2005

                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
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             (Exact name of registrant as specified in its charter)


             DELAWARE              333-125422         20-0842986
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(State or Other Jurisdiction      (Commission      (I.R.S. Employer
     of Incorporation)            File Number)     Identification No.)

    383 MADISON AVENUE                                  10179
    NEW YORK, NEW YORK
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   (Address of Principal                              (Zip Code)
    Executive Offices)

Registrant's telephone number, including area code, is (212) 272-2000.

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Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

         1. Pooling and Servicing Agreement, dated as of August 1, 2005, among Bear Stearns Asset Backed Securities I LLC, as depositor, EMC Mortgage Corporation, as seller and master servicer, and LaSalle Bank National Association, as trustee.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET BACK SECURITIES I LLC

By: /s/ Baron Silverstein
    --------------------------
Name:   Baron Silverstein
Title:  Vice President

Dated:  September 23, 2005


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                                  EXHIBIT INDEX


                Item 601 (a) of         Sequentially
Exhibit         Regulation S-K          Numbered
Number          Exhibit No.             Description                   Page
------          -----------             ---------------------         ----
  1                   4                 Pooling and Servicing          4
                                         Agreement